Q 4 I N V E S T O R P R E S E N T A T IO N 1 INVESTOR PRESENTATION Q 4 | F e b r u a r y 2 0 2 3 | N A S D A Q : M Y R G

Q 4 I N V E S T O R P R E S E N T A T IO N 2 SAFE HARBOR STATEMENT F O R W A R D - L O O K I N G S T A T E M E N T S Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. NOTE: Images used throughout this presentation may have been taken before COVID.

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A MARKET LEADER

DELIVERING ELECTRICAL CONSTRUCTION SERVICES FOR MORE THAN A CENTURY

MYR Group Inc. subsidiaries deliver some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada.



65 OFFICE LOCATIONS IN **U.S.** AND **CANADA**

REPORTABLE SEGMENTS
TRANSMISSION & DISTRIBUTION
COMMERCIAL & INDUSTRIAL

GROWING REVENUE
STRONG BACKLOG
STABLE BALANCESHEET

EXTENSIVE, CENTRALIZED **FLEET**

NASDAQ: MYRG
STOCK TICKER SYMBOL

HEALTHY **ORGANIC & ACQUISITIVE** GROWTH

8,500+ EMPLOYEES AND EXECUTIVE TEAM WITH **31 YEARS OF INDUSTRY EXP.**

LONG-STANDING **CLIENT RELATIONSHIPS**

SUPERIOR **SAFETY PERFORMANCE**
TCIR – 1.14 LTIR - 0.09
During 2022

HEADQUARTERS 12121 GRANT STREET, SUITE 610, THORNTON, CO 80241

Q4 INVESTOR PRESENTATION

MYR GROUP

Q 4 I N V E S T O R P R E S E N T A T IO N 4 Achieved record revenue in 2022, up 20% from 2021 $3.01B 2022 $1.40B 2017 $1.53B 2018 $2.07B 2019 $2.50B 2021 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 28 YEARS IN A ROW $2.25B 2020 CAGR 16.5%

Q 4 I N V E S T O R P R E S E N T A T IO N 5 OUTLOOK • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, HVDC, and utility scale solar projects; and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact. • C&I projects have had slight impacts due to supply chain disruptions though budgeting and bidding activity remains strong, specifically in the core markets we serve. • Record full year revenue, EBITDA, and backlog. • Stimulus packages and infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this. • Strong balance sheet with $349.3M in availability under our $375.0M credit facility, funded debt to LTM EBITDA leverage of 0.23x, which management believes is adequate liquidity to support our working capital needs, equipment investments, growth initiatives, and share repurchases.

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Q4 INVESTOR PRESENTATION

DEPTH & BREADTH OF EXPERTISE

ENHANCES OUR STRONG BACKLOG

As a leading specialty electrical contractor, we have experience tackling electrical projects of various sizes and complexities. We cross sell our expertise, collaborate, and utilize resources throughout the organization to provide clients with customized solutions. We are proud to be a contractor of choice, and value the long-standing relationships we hold with our clients. Expanding our presence in key growth markets; building our portfolio; growing our footprint; and investing in our extensive fleet, technology, and training programs remains a key initiative to ensure we provide optimal value to our clients.



BEING GOOD STEWARDS

As stewards of the environment, we understand that our collective actions contribute to the greater good and overall sustainability. We are aware that the critical nature of our work could impact the sensitive ecosystems surrounding our projects, and therefore take great pride in working with our clients to establish proactive environmental plans and protocols for our projects.



CLEAN ENERGY TRANSFORMATION PARTNERS

With increased investments in infrastructure, technology, and efficiency across the renewable energy space we are broadening our capabilities and resources, and leveraging our expertise and industry knowledge to elevate our position as a strong partner delivering sustainable solutions that positively impact the clean energy horizon.

EMPOWERING OUR PEOPLE

We take a people first focus to encourage collaboration, safe practices, and long-term employment. We invest in our employees by providing trainings, leadership opportunities, cutting-edge tools and resources, and continuously improving safety protocols. Keeping safety at the center of our core values, we achieve industry-leading safety performance results.



MYR GROUP

Q 4 I N V E S T O R P R E S E N T A T IO N 7 TRANSMISSION & DISTRIBUTION T & D B U S I N E S S S E G M E N T U P D A T E • T&D record full year revenue of $1.75 Billion • ~ 50% of T&D business is Master Service Agreement work • Acquired the Powerline Plus Companies in January of 2022 Transmission Up to 765kV Distribution and Emergency Storm Restoration Substation Up to 765kV Clean Energy Foundations & Caissons and Directional Boring $893 $1,134 $1,154 $1,302 $1,746 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2018 2019 2020 2021 2022 M ill io ns T&D Revenue T&D Revenue 18.2% CAGR

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Q4 INVESTOR PRESENTATION

T&D MARKET DRIVERS

STRONG LONG-TERM OUTLOOK

- Aging infrastructure, system hardening, grid reliability, and clean energy projects remain key drivers for transmission infrastructure investment, which is is the backbone of a reliable, resilient, and clean electricity system. With decarbonization goals to bring the U.S. to 100% clean electricity by 2035, this transition will require significant investments in T&D infrastructure.
- The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) will invest significantly in our nation's infrastructure over the next decade, including $73B for the electric grid and energy infrastructure. Approx. $180B has been announced or distributed so far this year. To date, $186.6B of the total IIJA funding has been announced. The DOE's grid resilience program announced the first $3.8B in funding opportunities in late 2022 (*Whitehouse.gov; NACO.org Dec. 6, 2022*).
- Between the IIJA and Inflation Reduction Act (IRA), combined federal spending planned for energy over the next 5-10 years is more than $300B (*Brookings.edu, Feb. 1, 2023*).

U.S. investor-owned electric utilities are expected to make about $154B-$159B in annual capital investments from 2022-2024 — as they roll out clean energy technologies and work to decarbonize the grid.

(Edison Electric Institute, Sept. 2022)

KEY SPEND DRIVERS

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting Clean Energy Sources
- Plant Retirements
- Storm Hardening
- Digitizing the Economy


Actual and Projected Transmission Investment (Nominal Dollars)
Billion $
30
25
20
15
10
5
0
19.7
20.6
20.7
21.9
22.2
23.7
25.0
27.8
27.2
26.9
27.3
2014
2015
2016
2017
2018
2019r
2020
2021
2022
2023
2024
Actual
Projected

Source: Edison Electric Institute, December 2021


U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures
Billions USD
$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR
+6.4%
CAGR
+5.7%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
IOUs
Muni/Gov't Owned
Cooperatives
Canada

"Overall spend increased 9.6% in 2021 over 2020. Investor-owned utility spend increased by 7.4%."

Source: The C Three Group, North American Electric Distribution Market Forecast, October 2022

Q 4 I N V E S T O R P R E S E N T A T IO N 9 COMMERCIAL & INDUSTRIAL C & I B U S I N E S S S E G M E N T U P D A T E • C&I record full year revenue of $1.26 Billion • Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI and the Huen Companies in July of 2019 and 2018, respectively Commercial Telecommunications and Voice, Data , Video Systems Transportation/ Traffic Signals Clean Energy Industrial $638 $937 $1,093 $1,197 $1,263 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 2022 M il li o n s C&I Revenue C&I Revenue 18.6% CAGR

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Q4 INVESTOR PRESENTATION

C&I OUTLOOK

ACTIVE MARKET

- Despite inflation and supply disruptions, our C&I segment sees steady bidding opportunities in our core markets including healthcare, clean energy, transportation and data centers.
- Infrastructure Investment and Jobs Act funding is expected to continue driving growth in infrastructure construction categories including highways, bridges and public works. About $58 billion in funding for FHWA and $17B for the federal transit agency has been appropriated for the 2023 fiscal year (*Dodge Construction Outlook 2023, ENR.com Dec. 20, 2022*)
- After ten months of gains, the Dodge Momentum Index dipped in January 2023 to 201.5 (2000=100) due to “broad-based” weakness in commercial planning. However, the index remained 32% higher than one year earlier, with the commercial component up 40% and institutional up 16% (*construction.com, Feb. 7, 2023*)
- The American Institute of Architects reported a 47.5 reading in their December Architecture Billings Index – the third consecutive month of decline (*aia.org, January 2023*).


DODGE MOMENTUM INDEX
(2000=100, Seasonally Adjusted)
225
200
175
150
125
100
75
50
05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23

Source: The Dodge Momentum Index, February 7, 2023

C&I's strong $1.4B backlog as of December 31, 2022, is driven by:


Hospitals
Data Centers
Airport Projects
Transportation Work
E-Commerce
Industrial Facilities
Water/Wastewater Upgrades
Clean Energy Projects

MYR GROUP

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Q4 INVESTOR PRESENTATION

MARKET OPPORTUNITIES

GROWING CLEAN ENERGY GENERATION MIX

- The generation mix across the U.S. is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand.
- The Inflation Reduction Act (IRA) is expected to drive annual clean energy investment up to $114 billion by 2031 due to production tax credits for solar, wind, battery storage and low-carbon hydrogen (*Woodmac.com Jan. 19, 2023; Utility Dive/Energy Information Administration (eia), Jan. 13, 2023*).
- Energy storage will also get a boost from IRA tax credits. Utility-scale battery storage capacity is expected to nearly quadruple in the next three years (*Utility Dive/eia, Jan. 13, 2023*).
- The Federal Highway Administration expects to disperse $885M in funding to states for the National Electric Vehicle Infrastructure program in 2023 (*fhwa.dot.gov, Sept. 2022*).
- The EIA's January Short-Term Energy Outlook forecasted increases in U.S. electricity generation to come from renewable energy sources, mostly solar and wind. They expect these two sources will provide 16% of U.S. generation in 2023, up from 14% in 2022 (*eia.gov, Jan. 19, 2023*).
- The EIA also reports that developers plan to install 29.1 GW of utility-scale solar power in the U.S. If all of this capacity comes online as planned, 2023 will have the most, new utility-scale solar capacity added in a single year, more than doubling the current record (13.4 GW in 2021). In 2023, U.S. battery capacity will likely more than double. Developers have reported plans to add 9.4 GW of battery storage to the existing 8.8 GW of battery storage capacity (*eia.gov, Feb. 6, 2023*).

Utility solar installations and forecasts, 2020-2027


Capacity (GW_{dc})
0
5
10
15
20
25
30
35
40
2020
2021
2022
2023
2024
2025
2026
2027

SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, December 2022

UTILITY-SCALE SOLAR

Utility-scale solar is expected to continue to grow in the double-digits, adding a total of 150 GWdc by 2027 and 244 GWdc by 2032. With lower installation rates due to supply chain constraints, trade policy issues, and shipment delays, Wood Mackenzie's year-end outlook report estimates 10.3GWdc of new utility PV solar were installed in 2022 (*seia.org, September and December 13, 2022*).

CLEAN ENERGY DRIVERS

- Federal Tax Credits
- Renewable Portfolio Standards
- Carbon Policy
- State Tax Incentives
- Clean Power Portfolios

Q 4 I N V E S T O R P R E S E N T A T IO N 12 CLEAN ENERGY TRANSFORMATION PARTNERS Tremendous investment in electrical infrastructure is needed to meet the needs of the evolving energy landscape. As the clean energy sector expands, efforts to accelerate this transformation provide solid growth drivers for our business. MYR Group remains well-positioned to deliver this critical infrastructure, serving as a long-term partner for our clients as they strive to achieve robust decarbonization goals. We construct and maintain the electrical systems that power our nations, an expertise we have refined for more than 130 years. MYR Group plays a key role in building the infrastructure needed to deliver clean energy to the power grid.

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POSITIONED FOR GROWTH

STRONG MARKET COUPLED WITH OUR COMPETITIVE EDGE

U.S./Canada — Long-term growth both organically and via acquisition

T&D — Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects)

C&I — Strength in C&I sector (Airport, Healthcare, Data Center, Highway/Transportation)

Renewables — Clean energy initiatives driving increased construction spend

SUCCESS

- Proven execution of corporate strategy
- Strong financial position
- Centralized operations to allow for greater efficiency and cross-collaboration
- Strong presence in key markets with expanding geographic footprint
- Future driven mindset to deploy new systems and technologies
- Broadening our capabilities to support the development of clean energy infrastructure
- Experienced leadership team
- Reputation for excellence with customers

STRATEGIC IMPERATIVES Ensures we are focused on the right work and programs

FINANCIAL STRENGTH

Deliver positive financial results on a consistent basis while positioning the company for growth

ORGANIZATIONAL EXCELLENCE

Sustain a culture that aids in attracting, retaining, and developing the best people in the industry

OPERATIONAL EXCELLENCE

Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability

CUSTOMER SATISFACTION

Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers

Q4 INVESTOR PRESENTATION

MYR GROUP

Q 4 I N V E S T O R P R E S E N T A T IO N 14 CORNERSTONES OF OUR SUSTAINABILITY PRACTICES Reducing our environmental impact, protecting the safety and wellbeing of our people, and supporting the communities where we live and operate remain a top priority as we continue to provide critical electrical infrastructure services that help power a clean energy future. >>View our 2021 Sustainability Report • Independent Chairman of the Board • Audit; Compensation; Nominating, Environmental, Social, & Corporate Governance committees comprised solely of independent directors • 4 of 9 Board members are diverse • Conduct annual Board evaluations • Implemented majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based • Safety is a core value and our commitment results in achieving some of the best statistics in the industry • Prioritize the training and development of our employees • We endeavor to promote diversity and inclusion across the organization and provide opportunities for diverse vendors and suppliers • Provide employees with a network of wellness and benefits programs including tuition reimbursement • Our employees and companies volunteer time, contribute funds, and partner with industry organizations to support meaningful charitable causes and our local communities • Active member and partner to numerous industry organizations • We strive for sustainability on all our projects by reducing waste and diligently implementing measures that minimize our impact • Adhere to environmental compliance requirements on projects • Implement environmentally-friendly measures and company programs with the goal of reducing our carbon footprint such as: • Employed telematics system on most of our fleet assets • Waste recycling and reduction both in the office and our field operations • LED lighting and occupancy sensors • Efficient paper consumption measures and eliminating use of disposable kitchen products • Enrolling in programs that power our facilities with certified clean energy

Q 4 I N V E S T O R P R E S E N T A T IO N 15 DELIVERING STRONG RETURNS D I V I D E N D A D J U S T E D S T O C K R E T U R N MYRG - CAGR 20.85% EME - CAGR 13.08% PWR - CAGR 29.85% MTZ - CAGR 11.27% DY - CAGR (3.46%) -150.0% -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% Dividend Adjusted Stock Return (01/02/2018 - 12/30/2022) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2018 35.75$ 80.08$ 38.65$ 50.05$ 111.59$ 12/30/2022 92.07$ 147.96$ 142.50$ 85.33$ 93.60$ Div. Adj. Stock Return 157.5% 84.8% 268.7% 70.5% -16.1%

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Q4 INVESTOR PRESENTATION

FINANCIAL SNAPSHOT

Q4 HIGHLIGHTS

All quarterly record highs

$864.0M
Revenue

$24.6M
Net Income or
$1.46 Per Diluted Share

$2.50B
Backlog

"The dedication and talent of our team members contributed to our growing success in 2022. Market indicators remain positive, and we look forward to positioning the company for increased success in 2023."

Rick Swartz President and CEO

$3.01B
RECORD HIGH REVENUE

$83.4M
NET INCOME

$4.91
EARNINGS PER DILUTED SHARE

$175.8M
RECORD HIGH EBITDA *

$1.75B T&D
$1.26B C&I
RECORD HIGH BUSINESS SEGMENT REVENUE

FINANCIAL OVERVIEW

FY AS OF 12/31/2022

MYR GROUP

* See reconciliation of non-GAAP measures in on slide 22

Q 4 I N V E S T O R P R E S E N T A T IO N 17 BALANCE SHEET STRENGTH W E L L - P O S I T I O N E D T O S U P P O R T A D D I T I O N A L G R O W T H $50.7 $57.8 $44.4 $52.4 $77.1 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2018 2019 2020 2021 2022 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 19.6% 17.4% 12.4% 10.7% 6.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EME MYRG MTZ PWR DY 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2018 2019 2020 2021 2022 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYRG 3-year period is December 2020 – December 2022 3-year period for PWR, MTZ, and EME is September 2020 – September 2022 DY period is October 2020 – October 2022 • Little off-balance-sheet leverage • Low debt leverage • Strong balance sheet with $349.3M in availability under our $375.0M credit facility • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients

Q 4 I N V E S T O R P R E S E N T A T IO N 18 FINANCIAL PERFORMANCE D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N $1,531 $2,071 $2,247 $2,498 $3,009 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2018 2019 2020 2021 2022 M ill io n s Revenue by Work Type Trans. Dist. C&I 18.4% CAGR $1.50 $1.65 $1.79 $2.41 $2.44 $2.48 $2.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 4 4 4 1 2 3 4 2019 2020 2021 2022 B ill io ns Backlog Backlog > 12 Mo 12 Mo. Backlog 18.6% CAGR $86.6 $101.2 $132.4 $164.2 $175.8 $- $50 $100 $150 $200 2018 2019 2020 2021 2022 M il li o n s EBITDA * EBITDA 19.3% CAGR $1.87 $2.26 $3.48 $4.95 $4.91 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 2018 2019 2020 2021 2022 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 27.3% CAGR * For reconciliation of EBITDA to net income, see page 22 QTR YEAR

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Q4 INVESTOR PRESENTATION

EXPERIENCED LEADERS

EXECUTIVES & BOARD OF DIRECTORS

MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board.

EXECUTIVE TEAM AVERAGES **21 YEARS** WITH MYR GROUP **31 YEARS** IN OUR INDUSTRY


44%

DIVERSE DIRECTORS

4 of 9 directors are diverse
2 of 9 directors are women

MAJORITY INDEPENDENT

89%

- 8 Independent Directors
- 1 Non-Independent Directors

VARIED TENURE

7:2 Short: Long Tenure

- 7 of 9 have 0-7 years
- 2 of 9 have 11+ years

6 of 9 directors have **significant construction/utility experience**

EXECUTIVE LEADERSHIP



Rick Swartz
Chief Executive Officer
40 years with MYRG
40 years in the industry



Kelly Huntington
*** Chief Financial Officer**
20 years in the industry
* Effective February 24, 2023



Tod Cooper
Chief Operating Officer, T&D
31 years with MYRG
33 years in the industry



Jeff Waneka
Chief Operating Officer, C&I
31 years with MYRG
38 years in the industry



William Fry
Chief Legal Officer
3 years with MYRG
24 years in the industry

MYR GROUP

Q 4 I N V E S T O R P R E S E N T A T IO N 20 PRUDENT CAPITAL RETURNS Authorized new $75 million share repurchase program • Effective November 2, 2022; will expire May 8, 2023, or when the authorized funds are exhausted, whichever is earlier • As of December 31, 2022, the Company had $75.0 million of remaining availability to repurchase shares of the Company’s common stock under the Repurchase Program CREATING SHAREHOLDER VALUE STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise • Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology, and equipment ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships

Q 4 I N V E S T O R P R E S E N T A T IO N 21 MYR Group subsidiaries maintain strong, long-standing relationships with a diverse customer base throughout both our T&D and C&I business segments. REPRESENTATIVE CUSTOMER SAMPLE

22

Q4 INVESTOR PRESENTATION

EBITDA RECONCILIATION

DEMONSTRATES STRONG, LONG-TERM EXECUTION

($ In Millions, Except Per Share Amounts)*	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022
Net Income	$ 31.3	$ 36.2	$ 58.8	$ 85.0	$ 83.4
Interest Expense, net	3.6	6.2	4.6	1.7	3.4
Income Tax Expense	11.8	14.2	22.6	31.3	30.8
Depreciation and Amortization	39.9	44.5	46.4	46.2	58.2
EBITDA	$ 86.6	$ 101.2	$ 132.4	$ 164.2	$ 175.8
Diluted Weighted Average Shares Outstanding	16.6	16.7	16.9	17.2	17.0
EBITDA per Diluted Share	$ 5.22	$ 6.06	$ 7.84	$ 9.57	$ 10.37
Revenue	$ 1,531.2	$ 2,071.2	$ 2,247.4	$ 2,498.3	$ 3,008.5

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

Note:
LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

MYR GROUP

Q 4 I N V E S T O R P R E S E N T A T IO N 23 DEFINITIONS F I N A N C I A L R A T I O S NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[(Net Interest Expense + Amortization of Intangibles)* (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning and ending period average = Return on Invested Capital [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUITERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 | DGutierrez@dresnerco.com KELLY HUNTINGTON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 | Khuntington@myrgroup.com